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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

☒    Current report pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

November 15, 2002
Date of Report
(Date of earliest event reported)

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Seventeenth Street, Suite 3300
Denver, Colorado 80202
(Address of principal executive offices)

Telephone Number (303) 295-3995)
(Registrant's telephone number)

Not applicable
(Former name and address)

ITEM 5. OTHER EVENTS

        On November 15, 2002, Cimarex Energy Co. (NYSE XEC) announced financial and operating results for the third quarter and first nine months of 2002. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

C.
Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.
Dated: November 15, 2002	By:	/s/ PAUL KORUS Paul Korus Chief Financial Officer

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES